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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Commission file number: 000-28675

TRIBEWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

TRIBEWORKS, INC.
2005 PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 24 , 2005

Your vote is important
Please take a moment to read the information and instructions inside.

Dear Stockholder,

     You are cordially invited to attend in person or by proxy the Tribeworks, Inc. (the “Company”) 2005 Annual Meeting of Stockholders to be held on June 24, 2005 at 10:00 a.m., PST, at the offices of Capital Law Group, 388 Market Street, 4th Floor, San Francisco, California 94111. At the annual meeting, we will ask you to consider and vote upon the following:

•	the election of the Board of Directors (the “Board”);

•	to approve a proposed reverse stock split of one-for-three of the Company’s issued and outstanding shares of common stock;

•	the sale of Tribeworks Development Corporation, a wholly-owned subsidiary of the Company, to certain current and former members of our management;

•	the amendment of our Certificate of Incorporation changing the name of the Company from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.”

•	the private placement of 19,000,000 post-split shares of our common stock at a price of $0.01 per share;

•	to approve HLB Cinnamon Jang Willoughby, LLP as the Company’s independent auditors; and

•	transact such other business as may properly come before the annual meeting or any adjournments thereof.

     Following these votes, the Company will report on its 2004 financial results and operations. You will have the opportunity to ask questions and make comments. Enclosed with this Proxy Statement is the Company’s 2004 Annual Report on Form 10-KSB.

     We hope to see you at the annual meeting.

Sincerely,

/s/ J. Glenn Pogue
J. GLENN POGUE,
Chief Executive Officer

San Francisco, California
May 26, 2005

TRIBEWORKS, INC.
243 Front Street
San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 24, 2005

     Your vote is important.

     Please vote early even if you plan to attend the annual meeting. See page 3 for instructions on voting by mail.

     Tribeworks, Inc.’s (the “Company”) 2005 Annual Meeting of Stockholders will be held on June 24, 2005 at 10:00 a.m., PST, at the offices of Capital Law Group, 388 Market Street, 4th Floor, San Francisco, California 94111. At the annual meeting, the Company will ask you to consider and vote on the following:

1.	The election of the nominees shown in the accompanying Proxy Statement to the Company’s Board of Directors (the “Board”) to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	The approval of a proposed reverse stock split of one-for-three of our issued and outstanding shares of common stock;

3.	The sale of Tribeworks Development Corporation, a wholly-owned subsidiary of the Company to certain current and former members of our management;

4.	The amendment of our Certificate of Incorporation changing the name of the Company from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.”

5.	The private placement of up to 19,000,000 of our post-split common stock at a price of $0.01 per share;

6.	To approve HLB Cinnamon Jang Willoughby, LLP as the Company’s independent auditors; and

7.	Transact such other business as may properly come before the Board.

     The Company will also discuss and take action on any other matters that are properly brought before the annual meeting. If you were a stockholder on May 13, 2005, you are entitled to vote at this year’s annual meeting. We look forward to hearing from you.

     By Order of the Board of Directors,

/s/ Peter Jacobson
PETER JACOBSON
Corporate Secretary

San Francisco, California
May 26, 2005

i

ii

TRIBEWORKS, INC.

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by Tribeworks, Inc. (the “Company”), on behalf of the Board, for the 2005 Annual Meeting of Stockholders. This Proxy Statement and the related proxy card are being distributed on or about May 26, 2005.

QUESTIONS AND ANSWERS

When and where is the annual meeting?

     The annual meeting will take place on June 24, 2005, at 10:00 a.m., PST, at offices of Capital Law Group, 388 Market Street, 4th Floor, San Francisco, California 94111.

Why did I receive this proxy statement?

     On or about May 26, 2005 the Company began mailing this Proxy Statement to everyone who was a stockholder of the Company as of May 13, 2005, the “record date.” The Company prepares a Proxy Statement each year to let stockholders know when and where the Company’s annual meeting of stockholders will be held. This Proxy Statement includes detailed information about the business that will be discussed and voted on at the annual meeting, and provides you with updated information about the Company that you will need to consider in making an informed vote at the annual meeting.

I received more than one proxy statement. Why?

     Your shares are probably registered differently or are in more than one account. Please complete each proxy card that you received.

What will occur at the annual meeting?

     First, the Company will determine whether the holders of at least a majority of the Company’s common stock, par value $0.0004 per share (the “Common Stock”) are “present,” either in person or by proxy, at the annual meeting (referred to as a “Quorum”). Abstentions are counted as shares present at the annual meeting.

     The Company’s capital stock includes Common Stock and preferred stock. The following table indicates the number of issued and outstanding shares of each class of the Company’s capital stock and each class’ voting power as of the record date, May 13, 2005:

	Issued and
	Outstanding Shares	Voting Shares
Common Stock	4,708,657	4,708,657
Preferred Stock	-0-	-0-

Total Eligible Votes		4,708,657

     For purposes of determining a Quorum, abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the annual meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted as shares that are present and entitled to vote for purposes for determining the presence of a Quorum. If a Quorum is established, or in other words, the holders of at least 2,354,329 “votes” are present at the annual meeting, the Board will transact the business set forth below:

     First, upon establishment of a Quorum, the stockholders will consider and vote upon a proposal to elect Robert Altinger, David C. Hayes, W. Gordon Blankstein, Robert C. Gardner and Peter Jacobson as directors of the Company to hold office for a one-year term or until their successors are duly elected and qualified;

     Second, the stockholders will consider and vote upon a proposal to approve a proposed reverse stock split of one-for-three of the Company’s issued and outstanding shares of Common Stock;

     Third, the stockholders will consider and vote upon a proposal to approve the sale of Tribeworks Development Corporation, a wholly-owned subsidiary of the Company, to certain current and former members of our management;

     Fourth, the stockholders will consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation changing the name of the Company from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.”

     Fifth, the stockholders will consider and vote upon a proposal to approve the private placement of up to 19,000,000 shares of our Common Stock at a price of $0.01 per share.

     Sixth, the stockholders will consider and vote upon a proposal to approve HLB Cinnamon Jang Willoughby, LLP as the Company’s independent auditors for the year ending December 31, 2005.

     Finally, the Company will discuss and take action on any other business that properly comes before the annual meeting, and report on the Company’s 2004 financial results and operations.

How many votes are necessary to approve each of the particular matters submitted for consideration?

     Each share of the Company’s Common Stock is entitled to vote. The approval of the nominees for director requires a plurality of the votes cast at the annual meeting (Proposal 1). There are no cumulative voting rights for the election of directors. The approval of Proposal 2, which would approve the amendment of the Company’s certificate of incorporation (the “Certificate of Incorporation”) in order to effect a one-for-three reverse stock split, requires the approval of the holders of at least 66-2/3 % of the outstanding shares of Common Stock. The approval of Proposals 3, 5 and 6 which would, (i) approve the sale of Tribeworks Development Corporation, a wholly-owned subsidiary of the Company, to certain current and former members of our management, (ii) approve the private placement of up to 19,000,000 shares of our post-reverse split Common Stock (See Proposal 2 of this Proxy Statement) at a price of $0.01 per share, and (iii) approve the appointment of HLB Cinnamon Jang Willoughby, LLP as the Company’s independent auditors for the current fiscal year, each requires the approval of the holders of at least a majority of the votes cast at the annual meeting. The approval of Proposal 4, which would approve an amendment to our Certificate of Incorporation changing the name of the Company from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.,” requires the approval of the holders of at least a majority of the outstanding shares of Common Stock. For purposes of voting on the foregoing matters, abstentions are included in vote totals and, as such, will have the same effect on each proposal, other than the election of directors (Proposal 1), as a negative vote. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Broker non-votes are not included in vote totals and, as such, will have no effect on any other proposals.

Who will tabulate the votes?

     Persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting will tabulate the stockholder votes. The inspectors of election will count all shares represented and entitled to vote on the proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

What if a nominee for director is unwilling or unable to stand for election?

     Each of the nominees for director has agreed to stand for election. However, if any of the nominees for director become unavailable for election, which is not anticipated, the proxies named on the attached proxy card will vote for the election of such other person as the Board may recommend, unless the Board reduces the number of directors to be elected at the annual meeting.

How do I vote if I’m not planning to attend the annual meeting?

     If you do not plan on attending the annual meeting and would like to vote, you may mark your selections on the enclosed proxy card, and date, sign, and return the proxy card in the enclosed envelope.

     Shares of the Company’s Common Stock represented by a properly executed proxy that is received on or before the time of the annual meeting, and not subsequently revoked, will be voted at the annual meeting, or any adjournment or postponement thereof, in the manner directed on the proxy. David C. Hayes, Chief Financial Officer and Peter Jacobson, Corporate Secretary, are named as proxies in the proxy card and have been designated by the Board to represent you and vote your shares at the annual meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted, to the extent applicable, (1) for the election of the nominees for director named in this Proxy Statement, (2) for the approval of the one-for-three reverse split of the Company’s issued and outstanding Common Stock, (3) for the approval of the sale of Tribeworks Development Corporation, a wholly-owned subsidiary of the Company, to certain current and former members of our management, (4) for the approval of an amendment to our Certificate of Incorporation changing the Company’s name from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.”, (5) for the approval of the private placement of up to 19,000,000 shares of our Common Stock at a price of $0.01 per share (6) for the approval of HLB Cinnamon Jang Willoughby, LLP as the Company’s independent auditors for the current fiscal year, as described in this Proxy Statement and (7) in accordance with the proxy holders’ best judgment as to any other business that may properly come before the annual meeting.

     The Company encourages you to vote by mail even if you plan to attend the annual meeting in person. You may change your vote in writing or orally as provided below.

May I change my vote after I have submitted my proxy?

     Yes. To change your vote you can do any of the following:

•	Give notice of your changed vote to the Company in writing mailed to Peter Jacobson, Tribeworks Corporate Secretary, at 243 Front Street, San Francisco, California 94111; or

•	Attend the annual meeting and give oral notice of your intention to vote in person.

If my broker holds my shares of Common Stock in “street name,” will my broker vote my shares for me?

     Brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters. Accordingly, absent specific voting instructions from the beneficial owners of such shares, brokers are not empowered to vote the shares with respect to the approval of non-routine matters (so called “broker non-votes”). However, brokers who do not have instructions from their “street name” customers may use their discretion in voting their customers’ shares on routine matters. With respect to the election of directors and other routine matters that may properly come before the annual meeting, brokers will have discretionary authority to vote the shares of Common Stock held by it in “street name” if beneficial owners fail to give voting instructions.

     You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

How is the Company soliciting proxies?

     Proxies will be solicited initially by mail. Further solicitation may be made in person, by telephone, or by fax. The Company will bear the expense of preparing, printing, and mailing this Proxy Statement and accompanying materials to the Company’s stockholders. Upon request, the Company will reimburse brokers, dealers, banks, or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the annual meeting to the beneficial owners of the Company’s Common Stock.

Where can I find the voting results of the annual meeting?

     The Company will announce preliminary voting results at the annual meeting. However, the Company will publish the final results in its quarterly report on Form 10-QSB for the second quarter of 2005. The Company will file that report with the Securities and Exchange Commission (the “SEC”), and you can get a copy by contacting either the Company’s Investor Relations office at (415) 674-5555 or the SEC at (800) SEC-0330 or www.sec.gov.

MORE ABOUT PROPOSAL 1

Proposal 1—Election of Board of Directors

     You will be given the opportunity to vote on the election of the Board at the annual meeting. Currently, each director serves until the next annual meeting of stockholders or the director’s successor is duly elected and qualified.

     The nominees for election to the Board are Robert Altinger, David C. Hayes, W. Gordon Blankstein, Robert C. Gardner and Peter Jacobson.

     At the meeting, five nominees are to be elected to the Board, each director to hold office until the next annual meeting of our stockholders or until their respective successors are duly elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the five nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

     Certain information with respect to the nominees is set forth below:

NAME	POSITION	AGE	DIRECTOR SINCE
Robert Altinger	None		N/A
David C. Hayes	Chief Financial Officer
	and Director	58	May 2005
W. Gordon Blankstein	None	54	N/A
Robert C. Gardner	None	64	N/A
Peter Jacobson	Corporate Secretary	44	N/A

     Robert Altinger is currently President of TakeCareofIT, Ltd. d/b/a Atlas Technology Group, a worldwide software application support company for outsourced Information Technology (IT) support since May 2005. Prior to joining TakeCareofIT, Ltd., Mr. Altinger was Managing Partner of WebConsult, Inc., an information technology consulting company since September 2001. Prior to WebConsult, Mr. Altinger was Director of Worldwide IT Operations for Avenade Corporation, a partnership of Microsoft Corporation and Accenture since 1999. Mr. Altinger obtained a B.Sc. (Eng.) from Exeter University in Exeter, United Kingdom in 1986.

     David C. Hayes has been our Chief Financial Officer and one of our Directors since May 2005. Prior to joining the Company, Mr. Hayes was Chief Financial Officer of Digifonica International Limited, a software development company, from September 2004 through March 2005. From May 1999 through September 2004, Dr. Hayes was self-employed as a financial consultant. Dr. Hayes obtained a PhD in Accounting from Ohio State University in 1975, a M.Sc. (Acct.) from Ohio State University in 1973 and a B.Econ. (Hons.) from Monash University in Melbourne, Australia in 1970.

     W. Gordon Blankstein is currently Chairman of the Board of Genco Resources, Ltd., a publicly-traded mining company and has been since 2002. From 1997 through 2002, Mr. Blankstein was Chairman and Chief Executive Officer of Global Light Telecommunications, Inc., an American Stock Exchange-listed company. Mr. Blankstein obtained a B.Sc. (Agri.) from the University of British Columbia in 1973 and a M.Ba. from the University of British Columbia in 1976.

     Robert C. Gardner is currently a partner in the law firm of Gardner & Associates in Vancouver, BC, Canada. Mr. Gardner is a corporate lawyer and has practiced law there since 1989. Mr. Gardner also serves on the board of directors of Genco Resources, Ltd., a publicly-traded mining company. Mr. Gardner obtained a B.Ar. from Cambridge University in Cambridge, United Kingdom in 1961 and a L.L.B. degree from Cambridge University in 1962.

     Peter Jacobson is currently our Corporate Secretary and is Director of Marketing and Sales of TakeCareofIT, Ltd., a worldwide software application support company for outsourced Information Technology (IT) support since February 2005. Prior to joining TakeCareofIT, Ltd., Mr. Jacobson was founder and President of Monitor Technologies, Inc., an IT network and support company to Fortune 1000 firms from 1985 to 1995, a partner and marketing Director of OceanPC, Inc., a leader in computer-based marine GPS navigation systems from 1995 to 2002, and, as President of First Call Wireless, LLC., a worldwide cellular distribution company, from 2002 until 2005. Mr. Jacobson has served on numerous boards of directors, including The Seattle Center, Northwest Children’s Fund, Lakeside Technology Foundation and Creditnet.com. He is a past President of the Washington Young Entrepreneurs Organization . Mr. Jacobson obtained a B.Ar. from University of Washington in 1985.

Required Vote

     The five nominees for election as directors who receive the greatest number of votes will be elected as directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

MORE ABOUT PROPOSAL 2

Proposal 2—Approval of an Amendment to the Company’s
Certificate of Incorporation for Purposes of Effecting a One-for-Three Reverse Stock Split of the
Company’s Issued and Outstanding Shares of Common Stock

The Reverse Stock Split

     The Board of Directors of the Company (the “Board”) on April 27, 2005, authorized and approved, subject to stockholder approval, a reverse stock split of one-for-three of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”).

     The Company’s Certificate of Incorporation currently states that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders. Therefore, the Board has directed the filing of the Proxy Statement and the calling of the Annual Meeting of the Stockholders.

     The Board approved the Reverse Stock Split based upon its judgment that the Reverse Stock Split was in the best interests of the Company and its stockholders, and that the Reverse Stock Split would result in the greatest marketability and liquidity of the Company’s Common Stock. Effectuation of the Reverse Stock Split would reduce the number of issued and outstanding shares of Common Stock from an aggregate of 4,708,657 shares as of May 13, 2005 to approximately 1,569,552 shares of Common Stock issued and outstanding. The Common Stock is currently listed for trading on the NASD OTC Bulletin Board (the “Bulletin Board”) under the symbol “TRWB.OB”.

     The Board believes that the Reverse Stock Split is in the Company’s best interest, principally to be able to position the Company to raise additional equity financing. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company’s business objectives. At this time, there is a plan to privately place up to 19,000,000 shares of the Company’s Common Stock at a price of $0.01 per share. (See Proposal 5 of this Proxy Statement). If approved by the stockholders, the Company intends to close this financing after the Annual Meeting, through a non-brokered private placement.

     Although the Reverse Stock Split may increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Stock Split, nor can there by any assurance that the Reverse Stock Split will lead to a sustained increase in the market price of the Common Stock. In fact, there is a chance that the market price may decrease after the Reverse Stock Split. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company’s operating performance and other factors related to its business as well as general market conditions.

     Another potential benefit of the Reverse Stock Split would be a potential reduction in the transaction costs associated with trading in the Common Stock. In most cases, trading costs include both “brokers” trading commissions and the “indirect cost” of “dealer markup” — that is, the difference between the buying and selling prices of dealers in a given stock.

     Further, the Board believes that the reduction in the number of shares of Common Stock outstanding, without any corresponding material alteration in the economic composition of the Company or relative interests of the stockholders could enhance the public and institutional perception of the Company’s Common Stock and thus generate investor interest.

Effective Date

     In the event that a majority of the Company’s stockholders approve the Reverse Stock Split, the Reverse Stock Split of the Common Stock is expected to become effective on or about June 24, 2005 (the “Effective Date”). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Stock Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Stock Split. (See Exchange of Stock Certificates below)

Whole Share in Lieu of Fractional Shares

     No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 3 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares. The Company does not believe that any stockholders will be eliminated because of the Reverse Stock Split, because the Company is not aware of any shareholders that hold less than 3 shares of our Common Stock, and further, due to the low trading price of the our Common Stock over the past several years, the Company does not believe that any shareholders hold less than 3 shares of our Common Stock.

     The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

•	the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will not adversely impact the market price of the Common Stock as a result of negative investor opinion;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares;

•	the Reverse Stock Split will result in a per share price that will increase the Company’s ability to attract and retain employees and other service providers.

Effect of a Reverse Stock Split and Related Actions on Registration and Voting Rights

     Our Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split and the related actions would not affect the registration of our Common Stock under the Exchange Act. After such a Reverse Stock Split and the related actions, our Common Stock would continue to be reported on the Bulletin Board, however, we would likely have to obtain a new ticker symbol.

     Proportionate voting rights and other rights of the holders of our common stock would not be affected by the proposed Reverse Stock Split and the related actions (other than to the extent the recipient of a fractional share receives a whole share when that fractional share is rounded up in the split). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock after the Reverse Stock Split and the related actions. Our number of stockholders of record would not be affected by the proposed Reverse Stock Split.

Effect of a Reverse Stock Split on Stock Options and Par Value

     A reverse stock split would reduce the number of shares of our common stock available for issuance under (i) the Tribeworks, Inc. 1999 Stock Option Plan (the “1999 Plan”), (ii) the Tribeworks 2001 Stock Option Plan (the “2001 Plan”) and (iii) the Tribeworks Employee Stock Incentive Plan (the “2004 Plan”) in proportion to the exchange ratio of the Reverse Stock Split.

     The aggregate number of shares of our Common Stock currently authorized for issuance but unissued at May 13, 2005 under our 1999 Plan, 2001 Plan and 2004 Plans is 1,664,427. The par value of our common stock would remain at $0.0004 per share following the effective time of the Reverse Stock Split, while the number of shares of our Common Stock issued and outstanding would be reduced.

     We currently have 248,500 options outstanding to purchase shares of our Common Stock.

Effect of a Reverse Stock Split on Warrants

     As of May 13, 2005, we had outstanding warrants to purchase an aggregate of 45,000 shares of our Common Stock. Under the terms of our outstanding warrants as described herein, the proposed Reverse Stock Split will effect a reduction in the number of shares of our Common Stock issuable upon exercise of such warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding warrants. In connection with the Reverse Stock Split, the number of shares of our Common Stock issuable upon exercise of outstanding warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

Potential Anti-Takeover Effect

     The number of authorized shares of our Common Stock and Preferred Stock will not be affected as a result of the reverse stock split. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Exchange of Stock Certificates

     After the effectiveness of the proposed Reverse Stock Split, each holder of an outstanding certificate theretofore representing shares of our Common Stock will receive from our transfer agent, Registar and Transfer Company or from some other entity designated at the time as our exchange agent for the Reverse Stock Split, instructions for the surrender of such certificates to the exchange agent. Such instructions will include a form of transmittal letter to be completed and returned to the exchange agent. As soon as practicable after the surrender to the exchange agent of any certificate that prior to the Reverse Stock Split represented shares of our Common Stock, together with a duly executed transmittal letter, and any other documents the exchange agent may specify, the exchange agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of our Common Stock into which the shares of our Common Stock previously represented by the surrendered certificate shall have been reclassified. Until surrendered as contemplated herein, each certificate that immediately prior to the proposed Reverse Stock Split represented any shares of our Common Stock shall be deemed to and after the Reverse Stock Split to represent the number of full shares of our Common Stock contemplated by the preceding sentence. Each certificate representing shares of our Common Stock issued in connection with the Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of our Common Stock.

     No service charges, brokerage commissions, or transfer taxes shall be payable by any holder of any certificate that prior to approval of the Reverse Stock Split represented any shares of our Common Stock, except that if any certificates of our Common Stock are to be issued in a name other than that in which the certificates for shares of our Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to us any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to our satisfaction that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

Federal Income Tax Consequences

     The following description of the material federal income tax consequences of the proposed reverse stock split is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of such reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers, or insurance companies). The state and local tax consequences of the proposed reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of a reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a rounded-up number of whole shares of our Common Stock in exchange for their old shares of our Common Stock. We believe that because such reverse stock split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split will likely have the following federal income tax effects: a stockholder who receives solely a rounded up number of whole shares of our Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the rounded up number of whole shares of our Common Stock will equal the stockholder’s basis in its old shares of our Common Stock. A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Internal Revenue Code, which distribution will be taxed as either a distribution under Section 301 of the Internal Revenue Code or an exchange to such stockholder, depending on that stockholder’s basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective Reverse Stock Split shares received will include the holding period of the pre-effective reverse stock split shares exchanged. However, we do not propose to pay cash for fractional shares, but instead we will round up to the nearest whole share, and accordingly we do not believe any of our stockholders will recognize a gain or loss as a result of the Reverse Stock Split.

Required Vote

     The affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Common Stock entitled to vote is required to approve the proposed Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2

MORE ABOUT PROPOSAL 3

Proposal 3—Sale by the Company of its wholly-owned subsidiary Tribeworks Development Corporation.

     The Board of Directors of the Company, on April 27, 2005, authorized and approved, subject to stockholder approval, the sale of the Company’s wholly-owned subsidiary Tribeworks Development Corporation., a California corporation to move away from our past business strategy, which has proven to be of insufficient scope and profitability to sustain a viable public company, and to instead pursue a new business plan that has the potential to be larger in scope and more profitable than our prior business.

     Previously the Board noted the continued losses of the corporation and the escalating costs of remaining a publicly-reporting company with publicly-traded securities quoted on the Bulletin Board. With this in mind, the Board decided to take steps to sell the current operating business of Tribeworks to a number of our current and former officers and directors and to adopt a new business strategy for the Company. In furtherance of this resolution, the Board resolved that management should take the following steps, among others, to facilitate the decision to adopt a new business strategy:

(1)	Assignment and/or transfer, with an associated indemnification agreement, of a majority of the Company’s operating assets and liabilities to its wholly-owned subsidiary, Tribeworks Development Corporation, a California corporation;

(2)	The exploration of alternative business strategies in light of the potential sale of the operating subsidiary;

(3)	Retention of a professional to value the business assets and liabilities being transferred to the Company’s subsidiary in anticipation of a possible sale to a group led by management;

(4)	Resignation of some of the Officers and Directors who might have an interest in purchase of the Company’s subsidiary in order to remove the potential conflicts of interest;

(5)	In the event alternative business opportunities were identified, to put any proposed sale of the subsidiary, for an amount to be derived from the valuation, to a vote of the shareholders;

(6)	In the event a sale of the subsidiary was approved, the Company would pursue a new business strategy;

(7)	In the event a sale of the subsidiary was not approved, the Company would continue its current business with all the assets and liabilities of the Company held in the subsidiary, and alternatives such as taking the company private by way of filing a Form 15 could thereafter be evaluated.

     Thereafter, the Company transferred the majority of its assets and liabilities to its wholly-owned subsidiary Tribeworks Development Corporation, hired an independent CPA firm with valuation experience to value the business assets and liabilities held in the Company’s subsidiary, accepted resignations of a majority of its officers and directors, and identified a new business opportunity (See Proposal 4 of this Proxy Statement). The Company thereafter entered into an agreement, subject to shareholder approval, to sell all the issued and outstanding common shares that it owns in Tribeworks Development Corp. to a group consisting of current management, employees, and consultants of the subsidiary some of whom were members of our management. The agreed sales price, in the amount of US$100.00, is in excess of the independently derived valuation.

     The group proposing to purchase Tribeworks Development Corporation consists, among others, of the following persons who have had material control of the Company over the last several years: (1) Duncan Kennedy, who was our former Chief Executive Officer and a Director of the Company, and who is the currently the acting President of Tribeworks Development Corporation; (2) Patrick Soquet, who is a past Director of the Company, and who is currently an advisor to Tribeworks Development Corporation; and (3) Robert Davidorf, who previously was our Chief Financial Officer, is currently a Director of the Company and is currently Chief Executive Officer of Tribeworks Development Corporation.

     Based on its unprofitable operating history, the independent valuation, and the new business opportunities now presented to the Company, the Board recommends that the stockholders vote to approve the sale of the Company’s wholly-owned subsidiary Tribeworks Development Corp. for a price of US$100.00

Required Vote

     The affirmative vote of at least a majority of the votes cast at the annual meeting is required to approve the sale of Tribeworks Development Corporation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3

MORE ABOUT PROPOSAL 4

Proposal 4—Amendment of the Company’s Certificate of Incorporation Changing the Company’s Name from Tribeworks, Inc. to
Atlas Technology Group, Inc.

     At the Annual Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.” or if a potential trademark infringement presents itself, to such other name our management may decide is in the best interests of the Company, taking in the into account the Company’s new business strategy and the related trademark issues. If the stockholders approve the name change, then the Board intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware, which will become effective immediately upon acceptance of filing by the Secretary of State of the State of Delaware. The Board presently intends to file the Certificate of Amendment promptly after the Company’s stockholders have approved it.

     The Board has approved a proposal to change the name of the Company to “Atlas Technology Group, Inc.” or such other name as our management may decide is in the best interests of the Company. This is necessary because the right to use the name “Tribeworks, Inc.” will be sold along with the sale of Tribeworks Development Corporation to certain current and former members of our management, if approved by the Company’s stockholders (See Proposal 3 of this Proxy Statement) and better reflects our new business strategy.

About Atlas

     Atlas Technology Group™ plans to become a leading, worldwide software application support company for outsourced Information Technology (IT) support.

     The company plans to leverage the recent advances in software, monitoring systems, and communications, and build a new, global support infrastructure, providing 24X7 software support to large and medium sized companies worldwide. The new, patent-pending, application on-boarding processes will also allow for dramatic cost savings of over one third against existing legacy IT service providers such as IBM Global Services, EDS, and HP.

     The market for outsourced IT support continues to expand rapidly, as companies of all sizes focus on their core business competencies, and take advantage of the cost savings and improved service levels that outsourcing has proven that it provides. While EDS started IT outsourcing over 30 years ago, the market has progressed from hardware support, software implementation, to software “helpdesk” services, and now is positioned to advance into custom application support for systems such as SAP, Oracle, and Microsoft SQL. In fact, this ‘under the radar’ Application and Business support service, is projected to grow into a $220 billion market by 2006, according to Forrester Research, Inc. Over 30% of small and medium enterprises (“SMEs”) are actively considering and engaging in application support services, according to Forrester Research.

     Atlas’ management team is led by founder Robert Altinger, who has over 20 years experience of developing, building, and leading application support teams worldwide, for companies including JP Morgan, Microsoft, and Avanade. The management team has the experience, operating skills, and ability to build a world-class organization. Due to this experience and reputation, the company has over eight initial, conditional, start up clients, including letters of Intent, from Authora, Inc., Digifonica, and GMT LastMile srl group companies.

     Atlas Technology Group™ plans to leverage its’ initial client base, both to add additional applications from these clients once service levels are proven, and to add clients through partner channels. The company currently has a letter of Intent with GMT LastMile (Milan, Italy), an IT consulting firm with over 200 clients, and is in talks with Getronics, EDS, Microsoft, and Avanade (a joint venture between Microsoft and Accenture), each with thousands of clients. With a planned worldwide sales force, of experienced IT professionals, and based out of EMEA, North America, and APAC, the company, conservatively, projects to gain 500 clients within five years.

     Atlas Technology Group™’s management has funded all development costs to date and is currently seeking additional funding to finance infrastructure build-out, marketing, and sales. It is management’s strong belief that Atlas Technology Group™ will generate substantial revenues and create substantial value for the Company’ stockholders from both a cash flow and company value standpoint.

Effect of Name Change on Outstanding Shares

     If the name change is approved by the stockholders, it will not affect in any way the validity of currently outstanding shares of Common Stock. Share certificates will continue to represent the same number of shares, subject to adjustment, of course, if the proposed Reverse Stock Split is approved by the Company’s stockholders (See Proposal 2 of this Proxy Statement), and remain authentic. It will not be necessary for stockholder to surrender share certificates to effect the name change. Our Common Stock is currently quoted on the Bulletin Board under the ticker symbol “TRBW.OB.” Concurrent with the effectiveness of the name change, the ticker symbol for the Company’s Common Stock will change. The new symbol will be assigned to us immediately prior to the effective date of the name change. In addition, the Common Stock will be assigned a new CUSIP number immediately prior to the effective date of the name change. We will make a public announcement of our new ticker symbol shortly after the effective date of the name change.

     While the Board has determined that implementation of the name change is in the best interests of the Company and our stockholders, the adoption of the name change may generate some confusion among certain investors, suppliers and customers. In addition, the name change will cause the Company to incur some costs. The Board believes, however, that any potential confusion and costs associated with the name change will be minimal and are outweighed by the benefits of the name change.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the proposed Certificate of Amendment changing the Company’s name.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4

MORE ABOUT PROPOSAL 5

Proposal 5—The Private Placement of Up to 19,000,000 Shares of Our
Post-Reverse Stock Split Common Stock at a Price of $0.01 per Share

     The Board believes that, in connection with the proposed new business strategy of the Company (See Proposal 4 of this Proxy Statement) it is in the best interests of the Company to privately raise additional capital to retire outstanding indebtedness of the Company and to initially finance the new business conducted by Atlas. If approved by the stockholders, the sale of Tribeworks Development Corporation will leave the Company with no operating business and thus no cash flow from operations. The Company intends, subject to stockholder approval, to close a private placement of up to 19,000,000 post-reverse split shares of its Common Stock for an aggregate investment of $190,000.00. Such closing would take place soon after the date of the Company’s annual meeting of stockholders.

     In addition to this Common Stock financing, the Company announced on April 27, 2005 the sale of $500,000 of its Series A Preferred Stock. It is anticipated that the capital raised from these two financings will provide sufficient working capital for the Company for a period of approximately 3 months. As a result, the Company will need to obtain additional financing subsequently either through the sale of additional equity in the Company or debt.

Required Vote

     The approval of the private placement of up to 19,000,000 shares of our Common Stock requires the affirmative vote of at least a majority of the votes cast at the annual meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5

MORE ABOUT PROPOSAL 6

Proposal 6—Approval of HLB Cinnamon Jang Willoughby, LLP as the Company’s Independent Auditors

     The Board has selected the independent accounting firm of HLB Cinnamon Jang Willoughby, LLP to be the Company’s independent auditors for the current fiscal year ending December 31, 2005. A representative of HLB Cinnamon Jang Willoughby, LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the annual meeting.

     Notwithstanding the selection of HLB Cinnamon Jang Willoughby, LLP, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and the stockholders.

     Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of auditors and accordingly is submitting a proposal to ratify the selection of HLB Cinnamon Jang Willoughby, LLP. If the stockholders should fail to approve this proposal, the Board will consider the selection of another auditing firm.

Required Vote

     The approval of the appointment of HLB Cinnamon Jang Willoughby, LLP as our independent auditors requires the affirmative vote of not less than a majority of the votes cast at the annual meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

Executive Officers and Directors of the Company

     The names of the Company’s executive officers and directors, as well as their respective ages, positions, and terms are as follows:

Name	Age	Position	Commencement of Term
J. Glenn Pogue	31	Chief Executive Officer and Director	March 2005
David C. Hayes	58	Chief Financial Officer and Director	May 2005
Robert C. Davidorf	36	Director	August 2001

     ROBERT C. DAVIDORF, Director. Mr. Davidorf joined Tribeworks in January 2001 as CFO, and has served as a Director since August 2001. Mr. Davidorf most recently served as General Manager of the San Francisco office for Los Angeles-based ARTISTdirect, Inc., where he oversaw the group responsible for the Company’s digital music distribution efforts. Prior to ARTISTdirect, Mr. Davidorf founded Mjuice.com, an Internet technology company focusing on the secure delivery of MP3 music files, which was later sold to ARTISTdirect. At Mjuice.com, Mr. Davidorf served as the CFO and was a member of the Board of Directors. Before founding Mjuice.com, Davidorf served as Controller and interim-CFO of Oceania, Inc. and prior to that was a Consultant for the Corporate Finance, Recovery & Disputes division of Price Waterhouse, LLP. Mr. Davidorf holds a B.S. in Economics, magna cum laude, from The University of Pennsylvania and is a Certified Public Accountant.

     The biography for Dr. Hayes is found under Proposal One on page 5 of this Proxy Statement.

     Each director serves until the next annual meeting of stockholders or until his successor is qualified and elected. All of our officers serve at the pleasure of the Board. There are no family relationships among any of the Company’s officers and directors. There are no arrangements or understandings with respect to the selection of our officers and directors.

CORPORATE GOVERNANCE

Director Independence

     The Board currently does not have any independent directors, as that term is defined under SEC regulations, because all directors are members of the Company’s management team.

Board Composition and Director Qualifications

     As of the date of this Proxy Statement the Board has not appointed members to a Nominating Committee and is therefore responsible for those matters that a Nominating Committee might otherwise assume. Currently, the Board has no procedures for assessing the composition of the Board or the qualifications of the directors.

Director Recommendations by Stockholders

     The Board has not established a formal process for consideration director recommendations from stockholders. The Board will, however, consider recommendations, if received, in ample time before the preparation and release of the Company’s annual proxy materials. For consideration, a recommendation would typically be submitted to our corporate secretary by the January 1st immediately preceding the annual meeting.

Communications with the Board

     Stockholders may communicate with the Board, Board committees, non-management directors as a group, and individual directors by submitting their communications in writing to the Company’s Chief Executive Officer. All communications must identify the author, state that the author is a stockholder of the Company, and be forwarded by certified mail to the following address:

Tribeworks, Inc.
243 Front Street
San Francisco, California 94111
Attn: Chief Executive Officer

     The directors of the Company, including the non-management directors, have directed the Chief Executive Officer not to forward to the intended recipient any communications that are reasonably determined in good faith by the Chief Executive Officer to relate to improper or irrelevant topics.

Board Meetings

     The Board held 5 meetings during 2004, and at each meeting certain members attended telephonically. All directors attended at least 75% of the Board meetings held during 2004. The Board acted by unanimous written consent on 3 occasions in 2004.

Board Committees

     As of the date of this Proxy Statement, the Board has not formed an Audit or Compensation Committee. Therefore, the roles of an Audit and Compensation Committee have been conducted by the entire Board.

     Tauber & Balser, P.C. (“Tauber & Balser”) has advised the Company that its representatives will be available by conference call at the annual meeting to discuss the Company’s 2004 financial results and to make a statement if they desire to do so and to respond to appropriate questions.

     The Board has also retained HLB Cinnamon Jang Willoughby, LLP to serve as the Company’s independent auditors for the 2005 fiscal year.

     The following is a summary of fees for the 2004 fiscal year:

•	Audit Fees. Tauber & Balser’s aggregate audit fees billed or expected to be billed for 2004 are $35,000, including fees pertaining to quarterly reviews of the Company’s financial statements included in its quarterly reports on Form 10-QSB Tauber & Balser’s aggregate audit fees billed for 2003 were $34,000, which included fees pertaining to quarterly reviews of the Company’s financial statements in its quarterly reports on Form 10-QSB.

•	Financial Information Systems Design and Implementation Fees. Tauber & Balser did not render any professional services in 2004 or 2003 with respect to the Company’s financial information systems design and implementation.

•	All Other Fees. Tauber & Balser’s fees for all other services billed or expected to be billed for 2004 are $-0-, including fees pertaining to 2004 federal and state tax compliance services, and tax planning fees. Tauber & Balser’s fees for all other services billed in 2003 were $4,620, including fees pertaining to 2002 federal and state tax compliance services, and tax planning fees.

     The Board believes that the foregoing expenditures are compatible with maintaining the independence of Tauber & Balser.

Compensation of Directors

     The Company has three stock option plans, (i) the 1999 Plan, (ii) the 2001 Plan, and (iii) the 2004 Plan, with an aggregate of 2,327,164 shares authorized for issuance, and currently has stock options to purchase up to 248,500 shares of Common Stock outstanding. The Company does not currently compensate its directors for their services as members of the Board of Directors. We do reimburse Board members for their expenses incurred in connection with attendance at Board of Directors meetings. We may elect to begin compensating members of the Board of Directors for their services as directors in 2005 but have not made any current decision to do so.

Code of Business Conduct and Ethics

     The Board of Directors has adopted a Code of Conduct applicable to all directors, officers and employees and a Code of Ethics for Financial Professionals applicable to the Company’s Chief Executive and its financial officers, both of which are available, without charge, upon written request to Tribeworks, Inc., c/o Corporate Secretary, 243 Front Street, San Francisco, California 94111.

These codes comply with Nasdaq and SEC requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer, and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company’s securities within specified time frames. These specified time frames were shortened by the SEC during 2003 and generally require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

     Based solely upon the Company’s review of the reports furnished to the Company pursuant to Section 16(a) of the Exchange Act, to the best of the Company’s knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2004.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

     Set forth in the table below is information as of May 13, 2005, the record date of the annual meeting, concerning each stockholder known by the Company to beneficially own (i) more than 5% of any class of the Company’s voting securities, (ii) each current director and executive officer of the Company, and (iii) all directors and executive officers as a group.

     The Company based the percentage of ownership in the table on the following number of shares of capital stock:

     4,708,657 shares of Common Stock;

     The Company determines beneficial ownership based on the rules and regulations of the SEC. All shares of Common Stock that can be issued under convertible securities, warrants, or options within sixty days of May 13, 2005 are considered to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not considered to be outstanding for computing the percentage ownership of any other person. Each owner’s percentage is calculated by dividing the number of shares beneficially held by that owner by the sum of (1) 4,708,657 and (2) the number of shares of Common Stock that any owner of convertible securities has the right to acquire within sixty days of May 13, 2005.

	Number of
	Common Shares	Percent
Beneficial	Beneficially	of
Owner(1)	Owned(2)	Class(2)
Gilbert Amar c/o Tribeworks 243 Front Street San Francisco, CA 94111	658,509	13.99%

Patrick Soquet c/o Tribeworks 243 Front Street San Francisco, CA 94111	870,167	18.48%

J. Glenn Pogue, Chief Executive Officer and Director	-0-	-0-

David C. Hayes, Chief Financial Officer and Director	-0-	-0-

Robert Davidorf, Director(3)	205,025	4.35%

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (3 PERSONS)(4)	205,025	4.35%

*Denotes less than 1%.

(1)	The address of our directors and executive officers is c/o Tribeworks, 243 Front Street, San Francisco, California 94111.

(2)	Reported in accordance with the beneficial ownership rules of the SEC. Unless otherwise noted, the stockholders listed in the table have both sole voting power and sole dispositive power with respect to such shares, subject to community property laws where applicable and the information contained in the other footnotes to the table.

(3)	Includes 165,000 shares of Common Stock issuable upon the exercise of options and warrants that are exercisable within 60 days of May 13, 2005

(4)	The number of shares beneficially owned includes 40,025 shares of Common Stock and 165,000 shares of Common Stock subject to immediately exercisable options.

Summary Compensation Table

     The following table sets forth the compensation paid for the two most recent fiscal years to our former Chief Executive Officer. No other executive officer received annual salary and bonus in excess of $100,000 for the fiscal year ended December 31, 2004.

	ANNUAL COMPENSATION				LONG TERM COMPENSATION
					AWARDS		PAYOUTS
				Other	Restricted Stock	Securities	LTIP
Name and Principal		Salary	Bonus	Annual Compensation	Awards	Underlying	Payout	All Other
Position	Year	($)	($)	($)	($)	Options/SARs	($)	Compensation ($)

Duncan J. Kennedy, Chief Executive Officer, President and Director	2004	68,794	0	35,208	0	0	0	0
	2003	127,449	0	0	0	0	0	0
	2002	55,335	0	0	0	0	0	0

     The value of unexercised in-the-money options and warrants is based on a value of $0.16 per share, the fair market value of our common stock as of December 31, 2004, as determined by our board of directors minus the actual per share exercise prices, multiplied by the number of shares underlying the option or warrant. The listed options and warrants were granted under the 1999 Stock Option Plan.

Stock Option Plans

     The Company’s stockholders previously approved the 1999 Plan, the 2001 Plan and the 2004 Plan, with an aggregate of 2,327,164 shares of the Company’s Common Stock reserved for issuance to officers, directors, and key employees of the Company. As of May 13, 2005, there were outstanding stock options for an aggregate of 248,500 shares of the Company’s Common Stock under these plans.

Stock Option/SAR Grants in 2004

     The Company did not grant any stock options or stock appreciation rights (“SARs”) to our Chief Executive Officer in 2004.

Aggregated Stock Option Exercises in 2004 and 2004 Year-end Option Values

     The following table sets forth information concerning option and warrant exercises in 2004 and exercisable and unexercisable stock options and warrants held by the executive officers named in the summary compensation table at December 31, 2004. The value of unexercised in-the-money options and warrants is based on a value of $0.16 per share, the fair market value of our common stock as of December 31, 2004, as determined by our board of directors minus the actual per share exercise prices, multiplied by the number of shares underlying the option or warrant. The listed options and warrants were granted under the 1999 Plan.

Value Of Unexercised
			Number of Securities Underlying		In-The-Money Options At F-Y
	Shares	Value	Unexercised Options At F-Y End		End
Name and Principal	Acquired on	Realized
Position	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Duncan Kennedy,
Chief Executive
Officer, President
and Director	—	—	22,500	—	—	—

Stock Price Performance Graph

     Notwithstanding anything to the contrary set forth in any of Tribeworks, Inc.’s (the “Company”) filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled “Performance Graph” shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material under the Securities Act or the Exchange Act.

     The following graph compares the cumulative total stockholder return on the Company’s Common Stock over the five year period ended December 31, 2004 with the cumulative total return of the Russell 2000 Index and a Peer Group Index consisting solely of Macromedia Corporation. The Peer Group Index is limited in its composition because the Company believes that there is no other currently publicly traded company whose business is sufficient similar to ours in order to provide a meaningful comparison. The performance graph assumes an investment of $100 on December 31, 1998 in each of the Company’s Common Stock, the Nasdaq Market Index, and the Peer Group Index, and assumes reinvestment of dividends, if any. The historical stock performance shown on the graph is not intended to be indicative of future stock performance.

	Fiscal Year Ending
Company/Index/Market	1/2/2004	3/31/2004	6/30/2004	9/30/2004	12/31/2004
TRBW	0.32	0.24	0.17	0.16	0.155
MACR	17.98	20.07	24.55	20.08	31.12
R2000	1393.88	1467.1	1470.12	1423.93	1619.34

	1/2/2004	3/31/2004	6/30/2004	9/30/2004	12/31/2004
Tribeworks	0.00%	-25.00%	-46.88%	-50.00%	-51.56%
Macromedia	0.00%	11.62%	36.54%	11.68%	73.08%
Russell 2000	0.00%	5.25%	5.47%	2.16%	16.17%

OTHER MATTERS

Other Business Presented at the Annual Meeting

     As of the date of this Proxy Statement, the Board knows of no other business that may properly be, or is likely to be, brought before the annual meeting. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Stockholder Proposals for the 2006 Annual Meeting

     In order for a stockholder proposal to be included in the Company’s Proxy Statement for the 2006 Annual Meeting of Stockholders, the stockholder proposal must (1) be submitted to the Company’s Corporate Secretary in writing at 243 Front Street, San Francisco, California 94111 by December 31, 2005 and (2) concern a matter that may properly be considered and acted upon at the annual meeting in accordance with law and the rules of the SEC, including Rule 14a-8 of the Exchange Act.

     If the Company does not receive written notice of a stockholder’s intention to raise a matter at the 2006 Annual Meeting of Stockholders by December 31, 2005, and such matter requires a stockholder vote, then the designated proxy holders will have discretionary authority to vote on any such matters raised at the 2006 Annual Meeting of Stockholders. All such notices should be mailed to the Company’s Corporate Secretary at 243 Front Street, San Francisco, California 94111.

     Except as set forth in the Company’s bylaws, any proposal properly raised at the meeting by a stockholder will require the affirmative vote of the holders of a majority of the shares deemed present at the meeting (whether in person or by proxy).

Annual Report on Form 10-KSB

     The Company’s 2004 Annual Report on Form 10-KSB (excluding certain exhibits), is being mailed together with this Proxy Statement. The 2004 Annual Report is not considered a part of the proxy materials.

     PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. THE COMPANY GREATLY APPRECIATES THE PROMPT RETURN OF YOUR PROXY CARD, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

/s/ Peter Jacobson
PETER JACOBSON
Corporate Secretary

San Francisco, California
May 26, 2005

[FRONT OF PROXY CARD]

BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
388 MARKET STREET, 4TH FLOOR
SAN FRANCISCO, CALIFORNIA 94111

The undersigned stockholder of Tribeworks, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated May 26, 2005 and the Company’s Annual Report on Form 10-KSB and hereby appoints David C. Hayes and Peter Jacobson or either of them, as proxies, each with full powers of substitution, to represent the undersigned at the above-stated Annual Meeting and at any postponement(s) or adjournment(s) thereof, and to vote, as designated therein, all shares the undersigned is entitled to vote if then and there personally present, on all matters set forth in the Notice of Annual Meeting and accompanying Proxy Statement, and in their discretion upon any other matters that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH ITEM. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

By executing this Proxy, you acknowledge receipt of the Company’s Annual Report on Form 10-KSB, Notice of Annual Meeting, and Proxy Statement.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[BACK OF PROXY CARD]

PROPOSAL 1 —ELECTION OF DIRECTORS.

A

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01-Robert Altinger	☐	☐	05-Peter Jacobson	☐	☐
02-David C. Hayes	☐	☐
03-W. Gordon Blankstein	☐	☐
04-Robert C. Gardner	☐	☐

PROPOSAL 2 —AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION FOR PURPOSES OF EFFECTING A ONE-FOR-THREE REVERSE STOCK SPLIT.

2.	The Board of Directors recommends a vote FOR item 2.

Approval of grant of authority to the Board of Directors to amend the Company’s certificate	For	Withhold
of incorporation for purposes of effecting a one-for-three reverse stock split (as described in	☐	☐
Proxy Statement)

PROPOSAL 3 — PURCHASE OF TRIBEWORKS DEVELOPMENT CORPORATION BY CERTAIN CURRENT AND FORMER MEMBERS OF OUR MANAGEMENT.

3.	The Board of Directors recommends a vote FOR item 3.

Approval of the sale of Tribeworks Development Corporation (as described in Proxy	For	Withhold
Statement)	☐	☐

PROPOSAL 4 — AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION CHANGING THE COMPANY’S NAME FROM “TRIBEWORKS, INC.” TO “ATLAS TECHNOLOGY GROUP, INC.”

4.	The Board of Directors recommends a vote FOR item 4.

Approval of the amendment of the Company’s Certificate of Incorporation changing the	For	Withhold
Company’s name from “Tribeworks, Inc.” to “Atlas Technology Group, Inc.” (as described in Proxy Statement)	☐	☐

PROPOSAL 5 — PRIVATE PLACEMENT.

5.	The Board of Directors recommends a vote FOR item 5.

Approval of the Private Placement of up to 19,000,000 shares of the Post-Reverse Stock	For	Withhold
Spit Common Stock at a price of $0.01 per Share (as described in Proxy Statement)	☐	☐

PROPOSAL 6 — APPROVAL OF HLB CINNAMON JANG WILLOUGHBY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

6.	The Board of Directors recommends a vote FOR item 6.

Approval of HLB Cinnamon Jang Willoughby, LLP as the Company’s Independent	For	Withhold
Auditors.	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

I HEREBY REVOKE ANY PROXY OR PROXIES THAT I HAVE GIVEN BEFORE THIS DATE.

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

B

Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1—Please keep signature
within the box

Signature 2—Please keep signature
within the box

Date (mm/dd/yyyy)